EXHIBIT 10.26
                              AMENDATORY AGREEMENT

         AMENDATORY AGREEMENT dated February 24, 1999, among NATIONAL PENN BANCSHARES, INC., a Pennsylvania business corporation ("NPB"), NATIONAL PENN BANK, a national banking association ("Bank"), and GARY L. RHOADS ("Executive").

                                   BACKGROUND

         1. NPB, Bank and Executive entered into a certain Executive Agreement dated July 23, 1997 (the "Agreement").

         2. Executive has been assigned increased duties and responsibilities. Therefore, NPB, Bank and Executive desire to amend the Agreement as hereinafter set forth.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the mutual promises contained herein, and each intending to be legally bound, NPB, Bank and Executive agree as follows:

         1. Amendment. The reference to "150% of Executive's Base Amount" contained in Section 3.a of the Agreement is hereby changed to be a reference to "200% of Executive's Base Amount".

         2. Ratification. As amended hereby, the Agreement is hereby ratified, confirmed and approved.

         3. Governing Law. This Amendatory Agreement shall be governed by and construed in accordance with the domestic internal law of the Commonwealth of Pennsylvania.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendatory Agreement on the date first above written.

                                          NATIONAL PENN BANCSHARES, INC.


                                          By:/s/Wayne R. Weidner
                                             -----------------------------
                                                 Name:
                                                 Title:

                                                 NATIONAL PENN BANK


                                          By:/s/Wayne R. Weidner
                                             -----------------------------
                                                 Name:
                                                 Title:


Witness:/s/Sandra L. Spayd                    /s/Gary L. Rhoads
        ----------------------                -----------------------------
                                                  Gary L. Rhoads